UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
AMENDMENT NO. 1
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Westwood Holdings Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

1

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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2

EXPLANATORY NOTE
This Amendment No. 1 to the Company’s Definitive Proxy Statement filed March 11, 2016 is being filed to amend and correct the proxy card which was filed as part of that Proxy Statement. The proxy card as originally filed contained a typographical error in Proposal 3, and the form of proxy card in this Amendment No. 1 corrects the error.
Please note no changes have been made to the body of the proxy statement itself, and the form of the proxy card that was mailed to the Company’s shareholders is the correct version. This Amendment No. 1 applies only to the version of the proxy card originally filed with the Securities and Exchange Commission on March 11, 2016.

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WESTWOOD HOLDINGS GROUP, INC.
PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING TO BE HELD ON APRIL 27, 2016
The undersigned hereby appoints Brian O. Casey and Tiffany B. Kice, jointly and severally, as the undersigned’s proxy or proxies, each with full power of substitution and to act without the other, to vote in the manner directed herein all shares of common stock of Westwood Holdings Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Crescent Club, 200 Crescent Court, Suite 1700, Dallas, Texas 75201, on Wednesday, April 27, 2016, at 10:00 a.m., Central time, and any postponements or adjournments thereof, as fully as the undersigned could if personally present, revoking any proxy or proxies heretofore given.
(Continued and to be signed on the reverse side)

■ 1.1	14475 ■

The Board of Directors recommends a vote “FOR” all director nominees in Proposal 1 and “FOR” Proposals 2 and 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of eight directors to hold office until the next annual meeting of Westwood’s stockholders and until their respective successors shall have been duly elected and qualified.				2. Ratification of the appointment of Deloitte & Touche LLP as Westwood’s independent auditors for the year ending December 31, 2016.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Brian O. Casey O Richard M. Frank O Susan M. Byrne O Ellen H. Masterson O Robert D. McTeer O Geoffrey R. Norman O Martin J. Weiland O Raymond E. Wooldridge
3.  Approval of the material terms of the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended from time to time, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.
					☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:
■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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